Rule 497(e)
                                               File Nos. 33-28889 and 811-05817


                          Supplement dated May 2, 2005
                           To the Prospectus for the

                      VARIFUND(R) ADVISOR Variable Annuity
                               Dated May 1, 2003

                                 Issued Through
               CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1
                                       by
                    CANADA LIFE INSURANCE COMPANY OF AMERICA


Recently, the Board of Directors of the Seligman Portfolios, Inc. approved the liquidation of the Frontier Portfolio. The redemption of outstanding shares and liquidation of the Seligman Frontier Portfolio is anticipated to take place on or about May 31, 2005 ("Redemption Date"). As a result, effective as of the Redemption Date, the Seligman Frontier Portfolio will be closed to new Contributions and incoming Transfers. Currently, any orders for the purchase of or exchange into the Seligman Frontier Portfolio Sub-Account are not accepted.

All other Portfolios are unaffected by the recent action of the Board of Directors of Seligman Portfolios, Inc. and will continue to remain available as Sub-Account investment options after the Redemption Date. Any Policyholder utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as Dollar Cost Averaging or Portfolio Rebalancing involving the Seligman Frontier Portfolio Sub-Account should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by the Redemption Date, allocations made to the Seligman Frontier Portfolio Sub-Account utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature will be directed to the ProFund VP Money Market Portfolio Sub-Account.

You may elect to transfer your contract value in the Seligman Frontier Portfolio Sub-Account before the Redemption Date by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use the Intouch Voice Response System at 1-800-123-1234 to elect a transfer from the Seligman Frontier Portfolio Sub-Account to another Sub-Account or the website at www.FASCorp.com/CanadaLife.

Any transfer from the Seligman Frontier Portfolio Sub-Account into the Sub-Account of another portfolio will not count against the first 12 free transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

If you have not transferred your contract value out of the Seligman Frontier Portfolios Sub-Account as of the Redemption Date, your contract value invested in that Sub-Account will be automatically transferred to the ProFund VP Money Market Portfolio Sub-Account.

This Supplement must be accompanied by, or read in conjunction with, the current prospectus, dated May 1, 2003.

                Please keep this Supplement for future reference.